                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 8, 2002


                                  BESTWAY, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-8568                     81-0332743
     (State or other              (Commission                 (IRS employer
     jurisdiction of             file number)              identification no.)
    incorporation or
     organization)

                        7800 STEMMONS FREEWAY, SUITE 320
                               DALLAS, TEXAS 75247
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 630-6655



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ITEM 5.  OTHER EVENTS

         On July 8, 2002, Bestway, Inc., a Delaware corporation, issued a press release announcing the appointment of a new President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

                  The following Exhibit is filed herewith:

                  99.1     Press Release.


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BESTWAY, INC.


                                       By: /s/ BETH DURRETT
                                          --------------------------------------
                                          Beth Durrett, Chief Financial Officer

Date:  July 10, 2002


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
99.1*                               Press Release.



-----------------
*  Filed herewith.



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